Filed Number: 2-25980
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                               September 4, 2008

                                  Pioneer Fund

                          Supplement to the May 1, 2008
                 Class A, Class B and Class C Shares Prospectus



Pioneer Fund, a U.S. domiciled fund, is no longer available for public distribution in Germany, Austria and Switzerland.

The Fund was deregistered in Germany, Austria and Switzerland as of September 30, 2007. Prior to the deregistration, only Class A Shares of the Fund were available to German, Austrian and Swiss investors.

This German courtesy translation of the prospectus is intended only as information for current German, Austrian and Swiss investors in the Fund and is not intended for use by any other parties. Please note that in case of discrepancies between the English language prospectus and the German translation, the English version of the prospectus prevails.















                                         (C)2008 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC